                                                                   EXHIBIT 10.27

-----------------------------------------------------------------------------------------------------------------------------------
AWARD / CONTRACT                          1. THIS CONTRACT IS A RATED ORDER         RATING                    PAGE    OF  PAGES
                                              UNDER DPAS (15 CFR 700)                              DOA2        1            29
-----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (PRAC. INST. IDEN.) NO.       3. EFFECTIVE DATE                      4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
                DAAH01-9B-C-RO75                       10 DEC 1997
-----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                         code    W31P4Q       6. ADMINISTERED BY (if other than item 5)       CODE        S00513A
-----------------------------------------------------------------------------------------------------------------------------------
  US ARMY AVIATION & MISSILE COMMAND                             DCMC SANTA ANA (MAIL)
  AMSAM-AC-RD-B                                                  34 CIVIC CTR PLAZA
  MS PATRICIA YARBROUGH/205-876-8919                             P O BOX C-12700
  REDSTONE ARSENAL  AL 35898-5260                                SANTA ANA  CA 92712-2700
                                                                 (INVOICES) DFC PAYMENT OFFICE

                                                          SCD    C        PAS        NONE                 ADP  PT     SC1002
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7. NAME AND ADDRESS OF CONTRACTOR (no. street, city, county, state and ZIP Code)   8. DELIVERY
   IRVINE SENSORS CORP                                                             [_] FOB ORIGIN [X] OTHER (See Below) SEE SCHEDULE
                                                                                   -------------------------------------------------
   3001 REDHILL AVE BLDG 3 SUITE 208                                               9. DISCOUNT FOR PROMPT PAYMENT
                                                                                   -------------------------------------------------
                                                                                   10. SUBMIT INVOICES                ITEM
  COSTA MESA CA 92626-4529                                                         (4 COPIES UNLESS OTHERWISE SPECIFIED)
-----------------------------------------------------------------------------
CODE         54Z60                        FACILITY CODE                            TO THE ADDRESS SHOWN IN                   12
-----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                CODE -----------------  12. PAYMENT WILL BE MADE BY                     CODE       SC1006
                                                                                                                    ---------------
                                                                 DFAS - COLUMBUS CENTER
  SEE SCHEDULE                                                   ATTN:  SANTA ANA DIVISION
                                                                 P O BOX 182381
                                                                 COLUMBUS   OH  43218-2381
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13.AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION 14. ACCOUNTING AND APPROPRIATION DATA
                                                                    SEE SECTION G OF THE SCHEDULE
[_]  10 U.S.C. 2304(E) (   )   [_]  41 U.S.C. 253(E) (  )
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15.A. ITEM NO.               15B. SUPPLIES/SERVICES         15C. QUANTITY        15D. UNIT         15E. UNIT PRICE    15F. AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
CONTRACT TYPE:      COST-PLUS FIXED FEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           15G. TOTAL AMOUNT OF CONTRACT            $749,615.00
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                                                       16. TABLE OF CONTENTS
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(X)        SEC.          DESCRIPTION                      PAGE(S)  (X) SEC.               DESCRIPTION                    PAGE(S)
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                     PART I-- THE SCHEDULE                                       PART II -- CONTRACT CLAUSES
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X           A     SOLICITATION/CONTRACT FORM                  1     X   1    CONTRACT CLAUSES                              12
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X           B     SUPPLIES OR SERVICES AND PRICES/COSTS       2       PART III -- LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
-----------------------------------------------------------------------------------------------------------------------------------
X           C       DESCRIPTION/SPECS./WORK STATEMENT         6         J         LIST OF ATTACHMENTS                      28
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X           D       PACKAGING AND MARKING                     7           PART IV -- REPRESENTATIONS AND INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------------
X           E       INSPECTION AND ACCEPTANCE                 2         K    REPRESENTATIONS CERTIFICATIONS AND \
------------------------------------------------------------------
X           F       DELIVERIES OR PERFORMANCE                 2              OTHER STATEMENTS OF OFFERORS
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X           G       CONTRACT ADMINISTRATION DATA             10         L    INSTR. CONDS. AND NOTICES TO OFFERORS
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X           H       SPECIAL CONTRACT REQUIREMENTS            11         M    EVALUATION FACTORS FOR AWARD
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                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------
17. CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 01 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated
herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b)
the solicitation, if any, and (c) such provisions,, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. AWARD (Contractor is not required to sign this document.) Your offer on
Solicitation Numb: _______________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the
Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
-----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                             20A. NAME OF CONTRACTING OFFICER
        JOHN C. CARSON                                                         RICHARD WILLIAMS
        SR. VICE PRESIDENT                                                     CONTRACTING OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                             19c. DATE SIGNED      20b. UNITED STATES OF AMERICA          20c. DATE SIGNED
     IRVINE SENSORS CORPORATION
By:     /s/ JOHN C. CARSON                              97 DEC 10         By:    /s/ RICHARD WILLIAMS
   ------------------------------                                            ----------------------------
     (Signature of person authorized to sign)                               (Signature of Contracting Officer)     10 DEC 1997
-----------------------------------------------------------------------------------------------------------------------------------

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     CONTINUATION SHEET                      REFERENCE NO. OF DOCUMENT BEING CONTINUED          PAGE
                                                           DAAH01-98-C-R075                                  2 OF 29
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  NAME OF OFFEROR OR CONTRACTOR    IRVINE SENSORS CORP
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   ITEM                            SUPPLIES/SERVICES                           QUANTITY         UNIT      UNIT PRICE         AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                                        -NOTICE-

                      EXCEPT FOR NOTES AND GENERAL INFORMATION
                      RELATING TO THE SCHEDULE, SECTIONS B, C, D, E
                      & F ARE CONSTRUCTED AT CONTRACT LINE ITEM
   0001               LEVEL.


                      SECTION B - Supplies or Services and
                      ---------
                      Prices/Costs

                      SECURITY CLASS:  UNCLASSIFIED



                      *NOUN:  "Embedded Optical Links for
                      Communication Between the Layers of Stacked
                      Multi-Chip Modules."

                      The Contractor, as an independent contractor and not as an agent of the Government, shall on the terms and conditions more particularly described herein, furnish the necessary management, labor, facilities and materials,
                      (except as specified herein to be furnished by the Government) necessary for and incidental to the performance of the work set forth below:

                      Performance of work shall be in accordance with Statement of Work, dated 12 JUNE 1997, entitled "Embedded Optical Links for
                      Communication between the layers of Stacked
                      Multi-chip Modules," which is incorporated herein as Attachment 01 (by reference).

                         Estimated Cost               $690,688.00
                         Fixed Fee                      58,927.00
                                                      -----------
                         TOTAL AMOUNT                 $749,615.00

                            (End of narrative B001)

   0001AA             SERVICES LINE ITEM                                          1             JB        $---------    $375,000.00
                                                                                                                        -----------
                      PRON: R98202ACD1                 ACRN: AA
                      NON MILSTRIP
                      AMS CD:  66550202

                      SECTION B - Supplies or Services and
                      ---------
                      Prices/Costs
                      SECURITY CLASS: UNCLASSIFIED

                      SECTION E - Inspection and Acceptance
                      ---------
                      INSPECTION: DESTINATION ACCEPTANCE::
                      DESTINATION

                      SECTION F - Deliveries or Performance
                      ---------
                      DLVR SCH        PERF COMPL

                         REL CD                   DT          QUANTITY
                          001                  98DEC08           1

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                    CONTINUATION SHEET       REFERENCE NO. OF DOCUMENT BEING CONTINUED        PAGE
                                                         DAAH01-98-C-R075                                       3 OF 29
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  NAME OF OFFEROR OR CONTRACTOR      IRVINE SENSORS CORP
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     ITEM                            SUPPLIES/SERVICES                         QUANTITY       UNIT     UNIT PRICE         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                       $375000.00

    0001AB           SERVICES LINE ITEM                                           1           JB       $               $  374,615.00
                                                                                                        ------------   -------------

                     SECTION B - SUPPLIES OR SERVICES AND
                     --------
                     PRICES/COSTS
                     SECURITY CLASS:  UNCLASSIFIED


                     SECTION E - Inspection and Acceptance
                     ---------
                     INSPECTION: DESTINATION ACCEPTANCE: DESTINATION

                     SECTION F - Deliveries or Performance
                     ---------
                        DLVR SCH             PERF CMPL
                         REL CD                  DT            QUANTITY
                         ------                  --            --------
                           001                 99DEC08            1
                                                              $374615.00

     0002            DATA ITEM                                                                LT       $ *** NSP ***   $ *** NSP ***
                                                                                                       -------------   -------------

                     SECTION B - Supplies or Services and Prices/Costa
                     ---------
                     SECURITY CLASS: UNCLASSIFIED



                     Data Items shall be in accordance with DD
                     Form 1423. Contract Data Requirements List,
                     dated 04 Sep 97, attached hereto as Exhibit A
                     and made a part hereof....

                               (End of narrative B0001)


                     SECTION E - Inspection and Acceptance
                     ---------
                     INSPECTION: DESTINATION ACCEPTANCE: DESTINATION

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   CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE
                                     DAAH01-98-C-R075                   4 OF 29
--------------------------------------------------------------------------------
 NAME OF OFFEROR OR CONTRACTOR     IRVINE SENSORS CORP
--------------------------------------------------------------------------------

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
---------


B-1  ESTIMATED COST, FIXED FEE AND PAYMENT (CLIN)
     52.216-4701                                                      (JUN 1997)

In consideration for its undertakings under this contract, the Government shall pay to the Contractor the cost thereof determined by the Contracting Officer to be allowable subject to the provisions of the clause entitled "allowable Cost and Payment"

     (1) It is estimated that the total cost of the work required to be performed under this contract is $690,688 (exclusive of fee).

     (2) For performance of the work required by this contract, the Government shall pay to the contractor a fixed fee in the amount of $58,927.00 subject to the withholding provisions of the Contract Clause entitled 'Fixed Fee'. Such fee shall be paid in installments at the time of each payment on account of allowable cost, the amount of each such installment being determined by applying to the amount payable as allowable cost a percentage reflecting the ratio of total contract fixed fee to total contract estimated cost.

B-2  ATTAINMENT OF OBJECTIVES
     52.209-4709                                                      (JUN 1997)

The quality and depth of effort required for the attainment of the objectives of this contract shall be performed by personnel possessing not less than the level of qualifications proposed by the contractor and considered by the Government in the award of this contract.

B-3  ESTIMATED COST, FIXED FEE AND PAYMENT

In consideration for its undertakings under CLIN this contract, the Government shall pay to the Contractor the cost thereof determined by the Contracting Officer to be allowable subject to the provisions of the clause entitled "Allowable Cost and Payment."

     (1) It is estimated that the total cost of the work required to be performed under this contract is $690,688 (exclusive of fee).

     (2) For performance of the work required by this contract, the Government shall pay to the contractor a fixed fee in the amount of $58,927 subject to the withholding provisions of the Contract Clause entitled "Fixed Fee." Such fee shall be paid in installments at the time of each payment on account of allowable cost, the amount of each such installment being determined by applying to the amount payable as allowable cost a percentage reflecting the ratio of total contract fixed fee to total contract estimated cost.

                            (End of narrative B001)

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   CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                                     DAAH01-98-C-R075                    5 OF 29
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  NAME OF OFFEROR OR CONTRACTOR    IRVINE SENSORS CORP
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B-4  INCREMENTAL FUNDING SCHEDULE (ALTERNATE)
Subject to the availability of funds and except as otherwise provided herein, the Government plans to allot funds to the contract in accordance with the schedule set forth below:

              Anticipated                                               Incremental Funding
                                                                        -------------------

            Date of Obligation             Allotment            Allotment                      Total
              (Allotment)                   for Cost             for Fee                     Allotment
              -----------                   --------             -------                     ---------
               08 DEC 97                 $345,521.00           $29,479.00                  $375,000.00
          On or about 08 Dec 98           345,167.00            29,448.00                   374,615.00

                            (End of narrative B002)

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
---------

C-1 Scientist and technical services for a period of twenty-four (24) months commencing in December 1997 and ending in December 1999, in accordance with Statement of Work (SOW), set forth in Section J, Attachment 1, and the contractor's proposal, which is incorporated by reference.

                            (End of narrative C001)

C-2  DEFINITION

     For the purpose of defining the nature of the work and the scope of rights in data granted to the Government pursuant to the 'Rights in Technical Data' clause of this contract, it is understood and agreed that the Scope of Work of this contract requires the performance of experimental, developmental, or research work.

                            (End of narrative 0002)

C-3  PRIORITY RATING

     Priority Rating D)-A2 is certified for National Defense use under Defense Materials Systems (DMS) Regulation 1, by the Contracting Officer executing this contract. Contractor is required to follow the provisions of DMS Regulation 1 and of all other applicable regulations and orders of the Office of Industrial Resource Administration, Department of Commerce in obtaining controlled materials and other products needed to fill this order.

                            (End of narrative 0003)


SECTION D - PACKAGING AND MARKING
---------

D-1  REPLACEMENT PRESERVATIVE FOR PENTACHLOROPHENOL.
     52.208-4700                    (JUN 1997

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                                     DAAH01-98-C-R075                    6 OF 29
--------------------------------------------------------------------------------
 NAME OF OFFEROR OR CONTRACTOR     IRVINE SENSORS CORP
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     If packaging requirements of this contract specify the use of wood products and a preservative is required, Pentachlorophenol, commonly referred to as "Penta" or PCP" is prohibited. Replacement preservatives are 2 percent copper naphthenate, 3 percent zinc naphthenate or 1.8 percent copper 8 quinolinolate.


SECTION E - INSPECTION AND ACCEPTANCE
---------

NOTICE: The following solicitation provisions and/or contract clauses pertinent to this section are hereby incorporated by reference.


      CLAUSE TITLE                                                            REFERENCE                    DATE
1.    INSPECTION OF RESEARCH AND DEVELOPMENT-COST-REIMBURSEMENT.............. 52.246-8.................. (APR 1984)
2.    INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM).................... 52.246-9.................. (APR 1984)
3.    RESPONSIBILITY FOR SUPPLIES............................................ 52.246-16................. (APR 1984)
4.    MATERIAL INSPECTION AND RECEIVING REPORT............................... 252.246-7000.............. (DEC 1991)

E-2  INSPECTION AND ACCEPTANCE
     52-246-4700                                                     (JUN 1997)

Inspection and approval of all work except the Final Technical Report will be performed at destination by the Technical Representative set forth in Section H hereof. Acceptance of the Final Technical Report shall be made by the Contracting Officer at destination.


SECTION F - DELIVERIES OR PERFORMANCE
---------

  1. STOP WORK ORDER............................... 52.242-15........ (AUG 1989)
  2. STOP-WORK ORDER (AUG 1989) - ALTERNATE I...... 52.242-15........ (APR 1984)

F-2 The period of performance shall be date of award thru 08 December 99. An additional month shall be allowed for final report preparation and submission.

                            (End of narrative F001)

F-3  DD FORM 1423 INSTRUCTIONS

  Approval of reports and technical data shall be made at destination in accordance with DD Form 1423 by the technical representative set forth in Section H. Acceptance of the Final Technical Report shall be made by the Contracting Officer at destination.

                            (End of narrative F002)

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   CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED      PAGE
                                     DAAH01-98-C-R075                    7 OF 29
--------------------------------------------------------------------------------
 NAME OF OFFEROR OR CONTRACTOR       IRVINE SENSORS CORP
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F-4  The principal place of performance shall be at the contractor's facility in
Costa Mesa, California.

                            (End of narrative F003)

SECTION G - CONTRACT ADMINISTRATION DATA
---------

Accounting & Appropriation Data

    LINE         PRON/               OBLG             ACCOUNTING                 JOB ORDER      ACCOUNTING         OBLG
    ITEM         AMS CD    ACRN      STAT           CLASSIFICATION                NUMBER          STATION         AMOUNT
    ----         ------    ----      ----           --------------                ------          -------         ------
0001AA         R98202ACD1   AA     1      21  82040000086X6X18P6655022581     S010218202AC        HQ0304       $375,000.00
          66550201                                                                     8R9202
                                                                                                               -----------
                                                                                                     TOTAL     $375,000.00

                                                                                                ACCOUNTING         OBLG
                                                                                                  STATION         AMOUNT
          TOTAL BY ACRN / ACCOUNTING CLASSIFICATION                                               -------         ------
          -----------------------------------------
                            AA          21     82040000086X6X18P6655022581    S010218202AC        HQ0304       $375,000.00
                                                                                                               -----------
                                                                                                     TOTAL     $375,000.00

G-1    CONTRACT ADMINISTRATION

       Administrative Contracting Officer (ACO) functions for this contract are delegated to the ACO whose address is set forth in the "administered By" Block on the Face of the contract. All correspondence of an administrative nature should be forwarded to the ACO, with an information copy to Commander, U.S. Army Aviation and Missile Command, ATTN: AMSAM-AC-RD-AX, Redstone Arsenal, ALL 35898.

                            (End of narrative G001)

G-2  INVOICES AND PAYMENT
     a.  Submit Payment Requests to:
            the address set Forth in the "Administered By" Block (Block #6) on the Face of this contract.

     b.  Payment will be made by:
            See Block 12 on the Face of this contract.

All documents submitted for payment shall reference that accounting and appropriation data set forth in THIS CONTRACT.

                            (End of narrative G002)

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   CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE
                                     DAAH01-98-C-R075                   8 OF 29
--------------------------------------------------------------------------------
 NAME OF OFFEROR OR CONTRACTOR     IRVINE SENSORS CORP
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SECTION H - SPECIAL CONTRACT REQUIREMENTS

H-1  technical liaison and surveillance clause
     52242-4702                                                       (JUN 1997)

     Performance by the Contractor of the technical aspects of this contract shall be under the cognizance of the System Engineering and Production Directorate. All technical liaison with and technical surveillance of the contractor, within the scope of this contract, will be furnished by Director, System Engineering and Production Directorate, or his authorized representative. Communication of technical matters pertaining to this contract shall be directly between the Contractor and the U.S. Army Aviation and Missile Command, ATTN:
AMSAM-RD-SE-MT, Redstone Arsenal, AL., 35898-5249, with a copy of such correspondence to the ACO and PCO.

The above clause is governed by the following:

No change in the scope or within the scope of this contract which would effect a change in any term or provision of this contract shall be made except by a modification executed by the Contracting Officer. The contractor is responsible to insure that all contractor personnel are knowledgeable and cognizant of this contract provision. Changes to contract effort accepted and performed by contractor personnel outside of the contract without specific authorization of the Contracting Officer shall be the responsibility of the Contractor.

H-2  REQUIREMENT FOR INFORMATION TECHNOLOGY TO BE YEAR 2000 COMPLIANT
     52239-4702                                                       (JUL 1997)

     a.   Definitions.    As used in this clause - -

                  1. "Information technology" means any equipment, or interconnected system(s) or subsystem(s) of equipment, that is used in the automatic acquisition, storage, manipulation, management, movement, control, display, switching, interchange, transmission, or reception of data or information by the agency.

                         (a)  For purposes of this definition, equipment is used
by an agency if the equipment is used by the agency directly or is used by a contractor under a contract with the agency.

                         (b)  The term "information technology" includes
computers, ancillary equipment, software, firmware and similar procedures, services (including support services), and related resources.

                  2. "Year 2000 Compliant" means information technology that accurately processes date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other information technology, used in combination with the information technology being acquired, properly exchanges date/time data with it.

     b.   All information technology must be Year 2000 compliant.

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                                     DAAH01-98-C-R075                    9 OF 29
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 NAME OF OFFEROR OR CONTRACTOR     IRVINE SENSORS CORP
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          3.  The Contractor guarantees that the hardware, software, and firmware which is acquired by the Government prior to, during or after the calendar year 2000, shall include design and/or performance specifications to ensure that the Government shall not experience performance abnormalities associated with calculations for the Year 2000. The design to ensure year 2000 compatibility shall include, but not be limited to, date/century recognition, calculations that accommodate same century and multi-century formulas and date values, and date data interface values that reflect an accurate and correct day, month, year and century. In the manipulation of external data, the contractor is responsible for ensuring that the system works accurately based on correct data input. When a total system is contracted for, the contractor is responsible for ensuring that calculations are accurate and successful in computations involving the year 2000. In addition, the Contractor guarantees that the year 2000 leap year calculations will be accommodated and will not result in hardware, firmware, and/or software failures. The prime contractor is responsible for their subcontractor's products and services provided under this contract.

                                (End of clause)

H-3  SECURITY REQUIREMENTS:

     This effort is unclassified, and access to classified material is not anticipated. Any proposed public releases of information associated with this effort should be submitted to Commander, U.S. Army Aviation and Missile Command,
ATTN: AMSAM-AC-RD-AX/Contracting Officer, Redstone Arsenal, AL 35898-5275, for forwarding to the releasing agency a minimum of 60 days prior to the proposed release date.

                            (End of narrative H001)

H-4  REPORTS

     Submission of reports shall be a specified in the applicable Contract Data Requirements List (DD Form 1423) identified in Section J. The Contracting Officer may effect changes in the distribution shown on the DD Form 1423 by additions thereto or deletions therefrom, unilaterally, by change order using Standard Form 30 in accordance with authority of FAR 53.243. In accordance with the DOD SBIR Solicitation, the contractor shall be responsible for forwarding one copy of each unclassified report to the DTIC, Attention: Document Acquisition, 8725 John J. Kingman Road, Suite 0944, Ft. Belvoir, VA 22060-6218.

                            (End of narrative H002)

H-5  CONTRACTOR WORK HOURS

     Contractor work hours at government facilities shall be coordinated with the Contracting Officer's representative.

                        (End of narrative H003)
H-6  FINAL REPORT

     To guarantee the government's documentation of technical achievements and results obtained, the contractor agrees, notwithstanding any other clauses or provisions of this contract, to furnish a final report as stipulated in the Contract Data Requirements List (CDRL) covering the work accomplished. It shall be the contractor's responsibility to reserve a sufficient level of effort to complete the final report. The contractor shall not be entitled to any additional funds beyond the contract amount as a result of complying with this provision.

                            (End of narrative H004)

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                                     DAAH01-98-C-R075                   10 OF 29
--------------------------------------------------------------------------------
 NAME OF OFFEROR OR CONTRACTOR     IRVINE SENSORS CORP
--------------------------------------------------------------------------------

                           PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES
---------
NOTICE: The following solicitation provisions and/or contract clauses pertinent to this section are hereby incorporated by reference.

      CLAUSE TITLE                                                                                   REFERENCE             DATE
1.   DEFINITIONS................................................................................... 52.202-1............. (OCT 1995)

2.   GRATUITIES.................................................................................... 52.203-3............. (APR 1984)

3.   COVENANT AGAINST CONTINGENT FEES.............................................................. 52.203-5............. (APR 1984)

4.   ANTI-KICKBACK PROCEDURES...................................................................... 52.203-7............. (JUL 1995)

5.   CANCELLATION, RECESSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR
     IMPROPER ACTIVITY............................................................................. 52.203-8............. (JAN 1997)

6.   PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY...................................... 52.203-10............ (JAN 1997)

7.   LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS.............................. 52.204-4............. (JUN 1996)

8.   PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER............................................... 52.203-12............ (JUN 1997)

9.   PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
     CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT.................................... 52.209-6............. (JUL 1995)

10.  DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS.................................................. 52.211-15............ (SEP 1990)

11.  AUDIT AND RECORDS - NEGOTIATION............................................................... 52.215-2............. (AUG 1996)

12.  PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA............................................ 52.215-22............ (OCT 1995)

13.  SUBCONTRACTOR COST OR PRICING DATA............................................................ 52.215-24............ (OCT 1995)

14.  INTEGRITY OF UNIT PRICES...................................................................... 52.215-26............ (JAN 1997)

15.  TERMINATION OF DEFINED BENEFIT PENSION PLAN................................................... 52.215-27............ (MAR 1996)

16.  WAIVER OF FACILITIES CAPITAL COST OF MONEY.................................................... 52.215-31............ (SEP 1987)

17.  ORDER OF PRECEDENCE........................................................................... 52.252-33............ (JAN 1986)

18.  REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS
     OTHER THAN PENSIONS (PRB)..................................................................... 52.215-39............ (MAR 1996)

19.  NOTIFICATION OF OWNERSHIP CHANGES............................................................. 52.215-40............ (FEB 1995)

20.  FIXED FEE..................................................................................... 52.216-8............. (MAR 1997)

21.  UTILIZATION OF SMALL, SMALL DISADVANTAGED, AND WOMEN-OWNED SMALL
     BUSINESS CONCERNS............................................................................. 52.219--8............ (JUN 1997)

22.  LIMITATIONS ON SUBCONTRACTING................................................................. 52.219-14............ (JAN 1991)

23.  LIQUIDATED DAMAGES - SUBCONTRACTING PLAN...................................................... 52.219-16............ (OCT 1995)

24.  PAYMENT FOR OVERTIME PREMIUMS
     *Insert 0 in the blank in paragraph (a) within the above referenced clause.................... 52.222-4............. (JUL 1995)

25.  CONVICT LABOR................................................................................. 52.222-3............. (AUG 1996)

26.  CONTRACT WORK HOURS AND SAFETY STANDARDS ACT - OVERTIME COMPENSATION.......................... 52.222-4............. (JUL 1995)

27.  EQUAL OPPORTUNITY............................................................................. 52.222-26............ (APR 1984)

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
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
28.  AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA VETERANS................52.222-36.............(APR 1984
29.  AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS......................................52.222-37.............(JAN 1988)
30.  EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND VETERANS OF
     THE VIETNAM ERA.................................................................52.222-37.............(JAN 1988)
31.  CLEAN AIR AND WATER.............................................................52.223-2..............(APR 1984)
32.  DRUG-FREE WORKPLACE.............................................................52.223-6..............(JAN 1997)
33.  TOXIC CHEMICAL RELEASE REPORTING................................................52.223-14.............(OCT 1996)
34.  RESTRICTIONS ON CERTAIN FOREIGN PURCHASES.......................................52.225-11.............(OCT 1996)
35.  AUTHORIZATION AND CONSENT.......................................................52.227-1..............(JUL 1995)
36.  AUTHORIZATION AND CONSENT (JUL 95) - ALTERNATE I................................52.227-1..............(APR 1984)
37.  NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT...............52.227-2..............(AUG 1996)
38.  PATENT RIGHTS  - RETENTION BY THE CONTRACTOR (SHORT FORM).......................52.227-11.............(JUN 1989)
39.  INSURANCE - LIABILITY TO THIRD PERSONS..........................................52.228-7..............(MAR 1996)
40.  DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES.........................52.230-3..............(APR 1996)
41.  ADMINISTRATION OF COST ACCOUNTING STANDARDS.....................................52.230-6..............(APR 1996)
42.  INTEREST........................................................................52.232-17.............(JUN 1996)
43.  ASSIGNMENT OF CLAIMS............................................................52.232-23.............(JAN 1986)
44.  PROMPT PAYMENT..................................................................52.232-25.............(JUN 1997)
45.  MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT.....................52.232-33.............(AUG 1996)
46.  DISPUTES........................................................................52.233-1..............(OCT 1995)
47.  PROTEST AFTER AWARD (AUG 96) - ALTERNATE I......................................52.233-1..............(OCT 1995)
48.  NOTICE OF INTENT TO DISALLOW COSTS..............................................52.242-1..............(APR 1984)
49.  PENALTIES FOR UNALLOWABLE COSTS.................................................52.242-3..............(OCT 1995)
50.  CERTIFICATION OF INDIRECT COSTS.................................................52.242-4..............(OCT 1995)
51.  BANKRUPTCY......................................................................52.242-13.............(JUL 1995)
52.  CHANGES - COST-REIMBURSEMENT (AUG 87) - ALTERNATE V.............................52.243-2..............(APR 1984)
53.  LIMITATION OF LIABILITY.........................................................52.246-23.............(FEB 1997)
54.  LIMITATION OF LIABILITY.........................................................52.246-23.............(APR 1984)
55.  LIMITATION OF LIABILITY - SERVICES..............................................52.246-25.............(APR 1984)
56.  TERMINATION (COST-REIMBURSEMENT)................................................52.249-6..............(SEP 1996)
57.  EXCUSABLE DELAYS................................................................52.249-14.............(APR 1984)
58.  COMPUTER GENERATED FORMS........................................................52.253-1..............(JAN 1991)
59.  SPECIAL PROHIBITION ON EMPLOYMENT...............................................252.203-7001..........(JUN 1991)
60.  CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT....................................252.203-7003..........(APR 1992)
61.  PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS.......................252.205-7000..........(DEC 1991)

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62.  ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION
     UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY........................252.209-7000..........(NOV 1995)
63.  BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM................................252.225-7001..........(JAN 1994)
64.  QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS....................................252.225-7002..........(DEC 1991)
65.  PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (FEDERAL
     REGISTER, VOL 62, NO 173).......................................................252.225-7012..........(SEP 1997)
66.  RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS..........................252.225-7016..........(JUN 1997)
67.  FOREIGN SOURCE RESTRICTIONS.....................................................252.225-7025..........(APR 1993)
68.  RESTRICTION ON ACQUISITION OP FORGINGS..........................................252.225-7025..........(JUN 1997)
69.  REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES.....................252.225-7026..........(NOV 1995)
70.  SECONDARY ARAB BOYCOTT OF ISRAEL................................................252.225-7031..........(JUN 1992)
71.  WAIVER OF UNITED KINGDOM LEVIES.................................................252.225-7032..........(OCT 1992)
72.  RIGHTS IN BID OR PROPOSAL INFORMATION...........................................252.227-7016..........(JUN 1995)
73.  RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE -
     SMALL BUSINESS INNOVATION RESEARCH (SBIR) PROGRAM...............................252.227-7028..........(JUN 1995)
74.  LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED
     INFORMATION MARKED WITH RESTRICTIVE LEGENDS.....................................252.227-7025..........(JUN 1995)
75.  TECHNICAL DATA -- WITHHOLDING OF PAYMENT........................................252.227-7030..........(OCT 1988)
76.  PATENTS -- SUBCONTRACTS.........................................................252.227-7034..........(APR 1984)
77.  PATENTS -- REPORTING OF SUBJECT INVENTIONS......................................252.227-7039..........(APR 1990)
78.  SUPPLEMENTAL COST PRINCIPLES....................................................252.231-7000..........(DEC 1991)
79.  REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING OF FRAUD..............252.232-7006..........(AUG 1992)
80.  POSTAWARD CONFERENCE............................................................252.242-7000..........(DEC 1991)
81.  MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM.......................................252.242-7004..........(SEPT 1996)
82.  REPORTS OF GOVERNMENT PROPERTY..................................................252.245-7001..........(MAY 1994)
83.  NOTIFICATION OF ANTICIPATED CONTRACT TERMINATION OR REDUCTION...................252.249-7002..........(DEC 1996)

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I-2  GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TINE-AND-MATERIAL, OR LABOR-HOUR
     CONTRACTS)
     (JAN 86) (DEV 97-00002) (PPAB 97-009)
     52.245-5                    (JUL 1997)

     (a)  Government furnished property.

          (1) The term "Contractor's managerial personnel," as used in paragraph (g) of this clause, means any of the Contractor's directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of - -

               (i)    All or substantially all of the Contractor's business;

               (ii) All or substantially all of the Contractor's operation at any one plant, or separate location at which the contract is being performed; or

               (iii) A separate and complete major industrial operation connected with performing this contract.

          (2) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications, together with such related data and information as the Contractor may request and as may be reasonably required for the intended use of the property (hereinafter referred to as "Government-furnished property").

          (3) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract's delivery or performance dates.

          (4) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Con tractor shall, upon receipt, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either effect repairs or modification or return or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

          (5) If Government-furnished property is not delivered to the Contractor by the required time or times, the Contracting Officer shall, upon the Contractor's timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

     (b) Changes in Government-furnished property. (1) The contracting Officer may, be written notice, (i) decrease the Government-furnished property provided or to be provided under this contract or (ii) substitute other Government-furnished property for the property to be provide by the Government or to be acquired by the Contractor for the Government under this contract. The contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by this notice.
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                (2)  Upon the Contractor's written request, the Contracting
Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make such property available for performing this contract and there is any - -

                    (i) Decrease or substitution in this property pursuant to subparagraph (b)(1) above; or

                    (ii) Withdrawal of authority to use property, if provided under any other contract or lease.

     (c) Title. (1) The Government shall retain title to all Government-furnished property.

                (2) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor's delivery of such property.

                (3) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon- -

                    (i) Issuance of the property for use in contract performance;

                    (ii) Commencement of processing of the property for use in contract performance; or

                    (iii) Reimbursement of the cost of the property by the Government, whichever occurs first.

                (4) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as "Government property"), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

     (d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in his contract or approved by the Contracting Officer.

     (e) Property administration. (1) The Contractor shall be responsible and accountable for all Government property provided under the contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

                (2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound business practice and the applicable provisions of FAR Subpart 45.5.

                (3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

     (f) Access. The government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.
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     (g)  Limited risk of loss. (1) The Contractor shall not be liable for loss or destruction of, or damage to, the Government property provided under this contract or for expenses incidental to such loss, destruction, or damage, except as provided in subparagraphs (2) and (3) below.

          (2) The contractor shall be responsible for loss or destruction of, or damage to, the Government property provided under this contract (including expenses incidental to such loss, destruction, or damage) - -

               (i) That results from a risk expressly required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained or to the extent of insurance actually purchased and maintained, whichever is greater;

               (ii) That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;

               (iii) For which the Contractor is otherwise responsible under the express terms of this contract;

               (iv) That results from willful misconduct or lack of good faith on the part of the Contractor's managerial personnel; or

               (v) That results from a failure on the part of the Con tractor, due to willful misconduct or lack of good faith on the part of the Contractor's managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.

          (3)  (i)    If the Contractor fails to act as provided by subdivision
(g)(2)(v) above, after being notified (by certified mail addressed to one of the Contractor's managerial personnel) of the Government's disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor's managerial personnel.

               (ii) In such event, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage - -

                         (A)  Did not result from the Contractor's failure to
maintain an approved program or system; or

                         (B)  Occurred while an approved program or system was
maintained by the Contractor.

          (4) If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor's possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.

          (5) The Contractor shall notify the Contracting Officer upon loss or destruction of, or damage to, Government property provided under this contract, with the exception of low value property for which loss, damage, or destruction is reported at contract termination, completion, or when needed for continued contract performance. The Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the contracting Officer a statement of - -
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               (i)    The lost, destroyed, or damaged Government property;

               (ii)   The time and origin of the loss, destruction, or damage;

               (iii) All known interests in commingled property of which the Government property is a part; and

               (iv) The insurance, if any, covering any part of or interest in such commingled property.

          (6) The contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor's) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Officer, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, to permit the resumption of business, or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this subparagraph (g)(6) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractor's liability under this paragraph
(g) when making such equitable adjustment.

          (7) The Contractor shall not be reimbursed for, and shall not include as an item of overhead, the cost of insurance or of any reserve covering risk of loss or destruction of, or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.

          (8) In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged Government property, or shall otherwise credit the proceeds to equitably reimburse the Government, as directed by the Contracting Officer.

          (9) The Contractor shall do nothing to prejudice the Government's rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Government's expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of, or damage to, Government property, the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.

     (h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor's exclusive remedy. The Government shall not be liable to suit for breach of contract for - -

            (1)  Any delay in delivery of Government-furnished property;

            (2) Delivery of Government-furnished property in a condition not suitable for its intended use;

            (3)  A decrease in or substitution of Government-furnished property;
or
            (4) Failure to repair or replace Government property for which the Government is responsible.
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          (i)  Final accounting and disposition of Government property.  Upon completing this contract, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Government property (including any resulting scrap) not consumed in performing this contract or delivered to the Government. The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the contract price or shall be paid to the Government, as the contracting Officer directs.

          (j) Abandonment and restoration of Contractor's premises. Unless otherwise provided herein, the Government - -

               (1) May abandon any Government property in place, at which time all obligations of the Government regarding such abandoned property shall cease; and

          (2) Has no obligation to restore or rehabilitate the Contractor's premises under any circumstances (e.g., abandonment, disposition upon completion of need, or upon contract completion;). However, if the Government-furnished property (listed in the Schedule or specifications) is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

          (k) Communications. All communications under this clause shall be in writing.

          (l) Overseas contracts. If this contract is to be performed outside of the United States of America, its territories, or possessions, the words "Government' and "Government-furnished" (wherever they appear in this clause) shall be construed as "United States Government' and "United States Government-furnished," respectively.

                                (End of clause)

I-3  VALUE ENGINEERING (MAR 89) (DEV 97-00005)
     52.248-1                    (JUN 1997)

     (a) General. The contractor is encouraged to develop prepare, and submit value engineering change proposals (VECP's) voluntarily. The Contractor shall share in any net acquisition savings realized from accepted VECP's, in accordance with the incentive sharing rates in paragraph (f) below.

     (b) Definitions. "Acquisition savings," as used in this clause, means savings resulting from the application of a VECP to contracts awarded by the same contracting office or its successor for essentially the same unit. Acquisition savings include - -

          (1) Instant contract savings, which are the net cost reductions on this, the instant contract, and which are equal to the instant unit cost reduction multiplied by the number of instant contract units affected by the VECP, less the Contractor's allowable development and implementation costs;

          (2) Concurrent contract savings, which are net reductions in the prices of other contracts that are definitized and ongoing at the time the VECP is accepted; and
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               (3)  Future contract savings, which are the product of the future unit costs reduction multiplied by the number of future contract units scheduled for delivery during the sharing period. If this contract is a multiyear contract, future contract savings include savings on quantities funded after VECP acceptance.

          "Collateral costs," as used in this clause, means agency cost of operation, maintenance, logistic support, or Government-furnished property.

          "Collateral savings," as used in this clause, means those measurable net reductions resulting from a VECP in the agency's overall projected collateral costs, exclusive of acquisition savings, whether or not the acquisition cost changes.

          "Contracting office" includes any contracting office that the acquisition is transferred to, such as another branch of the agency or another agency's office that is performing a joint acquisition action.

          "Contractor's development and implementation costs," as used in this clause, means those costs the Contractor incurs on a VECP specifically in developing, testing, preparing, and submitting the VECP, as well as those costs the Contractor incurs to make the contractual changes required by Government acceptance of a VECP.

          "Future unit cost reduction," as used in this clause, means the instant unit cost reduction adjusted as the Contracting Officer considers necessary for projected learning or changes in quantity during the sharing period. It is calculated at the time the VECP is accepted and applies either
(1) throughout the sharing period, unless the Contracting Officer decides that recalculation is necessary because conditions are significantly different from those previously anticipated or (2) to the calculation of a lump-sum payment, which cannot later be revised.

          "Government costs," as used in this clause, means those agency costs that result directly from developing and implementing the VECP, such as any net increases in the cost of testing, operations, maintenance, and logistics support. The term does not include the normal administrative costs of processing the VECP or any increase in this contract's cost or price resulting from negative instant contract savings.

          "Instant contract," as used in this clause, means this contract, under which the VECP is submitted. It does not include increases in quantities after acceptance of the VECP that are due to the contract modifications, exercise of options, or additional orders. If this is a multiyear contract, the term does not include quantities funded after VECP acceptance. If this contract is a fixed-price contract with prospective price redetermination, the term refers to the period for which firm prices have been established.

          "Instant unit cost reduction" means the amount of the decrease in unit cost of performance (without deducting any Contractor's development or implementation costs) resulting from using the VECP on this, the instant contract. If this is a service contract, the instant unit cost reduction is normally equal to the number of hours per line-item task saved by using the VECP on this contract, multiplied by the appropriate contract labor rate.
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          "Negative instant contract savings" means the increase in the cost or price of this contract when the acceptance of a VECP results in an excess of the Contractor's allowable development and implementation costs over the product of the instant unit cost reduction multiplied by the number of instant contracted units affected.

          "Net acquisition savings" means total acquisition savings, including instant, concurrent, and future contract savings, less Government costs.

          "Sharing base," as used in this clause, means the number of affected end items on contracts of the contracting office accepting the VECP.

          "Sharing period," as used in this clause, means the period beginning with acceptance of the first unit incorporating the VECP and ending at the later of (1) the end of a sharing period of 3-5 years, set at the discretion of the Contracting Officer, after the first unit affected by the VECP is accepted or
(2) the last scheduled delivery date of an item affected by the VECP under this contract's delivery schedule in effect at the time the VECP is accepted. The Contracting Officer's determination of the sharing period is final and shall not be subject to the Disputes clause or otherwise subject to litigation under 41 U.S.C. 601-613.

          "Unit," as used in this clause, means the item or task to which the Contracting Officer and the Contractor agree the VECP applies.

          "Value engineering change proposal (VECP)" means a proposal that - -

               (1) Requires a change to this, the instant contract, to implement; and

               (2) Results in reducing the overall projected cost to the agency without impairing essential functions or characteristics; provided that it does not involve a change - -
                    (i)    In deliverable and item quantities only;

                    (ii) In research and development (R&D) end items or R&D test quantities that is due solely to results of previous testing under this contract; or

                    (iii)  To the contract type only.

          (c) VECP preparation. As a minimum, the Contractor shall include in each VECP the information described in subparagraphs (1) through (8) below. If the proposed change is affected by contractually required configuration management or similar procedures, the instructions in those procedures relating to format, identification, and priority assignment shall govern VECP preparation. The VECP shall include the following:

               (1) A description of the difference between the existing contract requirement and the proposed requirement, the comparative advantages and disadvantages of each, a justification when an item's function or characteristics are being altered, the effect of the change on the end item's performance, and any pertinent objective test data.

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                                     DAAH01-98-C-R075                  20 OF 29
--------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR        IRVINE SENSORS CORP
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          (2)  A list and analysis of the contract requirements that must be changed if the VECP is accepted, including any suggested specification revisions.

          (3)  Identification of the unit to which the VECP applies.

          (4) A separate, detailed cost estimate for (i) the affected portions of the existing contract requirement and (ii) the VECP. The cost reduction associated with the VECP shall take into account the Contractor's allowable development and implementation costs, including any amount attributable to subcontracts under the Subcontracts paragraph of this clause, below.

          (5) A description and estimate of costs the Government may incur in implementing the VECP, such as test and evaluation and operating and support costs.

          (6) A prediction of any effects the proposed change would have on collateral costs to the agency.

          (7) A statement of the time by which a contract modification accepting the VECP must be issued in order to achieve the maximum cost reduction, noting any effect on the contract completion time or delivery schedule.

          (8) Identification of any previous submissions of the VECP, including the dates submitted, the agencies and contract numbers involved, and previous Government actions, if known.

     (d) Submission. The Contractor shall submit VECP's to the Contracting Officer, unless this contract states otherwise. If this contract is administered by other than the contracting office, the Contractor shall submit a copy of the VECP simultaneously to the contracting Officer and to the Administrative Contracting Officer.

      (e) Government action. (1) The Contracting Officer shall notify the Contractor of the status of the VECP within 45 calendar days after the contracting office receives it. If additional time is required, the Contracting Officer shall notify the Contractor within the 45-day period and provide the reason for the delay and the expected date of the decision. The Government will process VECP's expeditiously; however, it shall not be liable for any delay in acting upon a VECP.

          (2) If the VECP is not accepted, the Contracting Officer shall notify the Contractor in writing, explaining the reasons for rejection. The Contractor may withdraw any VECP, in whole or in part, at any time before it is accepted by the Government. The Contracting Officer may require that the Contractor provide written notification before undertaking significant expenditures for VECP effort.

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                                       DAAH01-98-C-R075                21 OF 29
-------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR   IRVINE SENSORS CORP
------------------------------------------------------------------------------

          (3) Any VECP may be accepted, in whole or in part, by the Contracting Officer's award of a modification to this contract citing this clause and made either before or within a reasonable time after contract performance is completed. Until such a contract modification applies a VECP to this contract, the Contractor shall perform in accordance with the existing contract. The Contracting Officer's decision to accept or reject all or part of any VECP and the decision as to which of the sharing rates applies shall be final and not subject to the Disputes clause or otherwise subject to litigation under the Contract Disputes Act of 1978 (41 U.S.C. 601-613).

     (f) Sharing rates. If a VECP is accepted, the Contractor shall share in net acquisition savings according to the percentages shown in the table below. The percentage paid the Contractor depends upon (1) this contract's type (fixed-price, incentive, or cost-reimbursement), (2) the sharing arrangement specified in paragraph (a) above (incentive, program requirement, or a combination as delineated in the Schedule), and (3) the source of the savings (the instant contract, or concurrent and future contracts), as follows:

                           CONTRACTOR'S SHARE OF NET

                             ACQUISITION SHAVINGS

                            (figures in percent)

                              Sharing Arrangement

                                          Incentive                          Program Requirement
                                         (voluntary)                             (mandatory)
                                           Instant      Concurrent & Future        Instant         Concurrent & Future
            Contract Type              Contract Rate       Contract Rate        Contract Rate         Contract Rate
            -------------              -------------       -------------        -------------         -------------
Fixed-price                                 * * *              * * *                  25                    25
(other than incentive)
Incentive                                     *                * * *                  *                     25
(fixed-price or cost)
Cost-reimbursement                         * * * *            * * * *                 15                    15
(other than incentive)* *

*       Same sharing arrangement as the contractor's profit or fee adjustment formula.
* *     Includes cost-plus-award-fee contracts.
* * * A rate between 50 and 75 percent set by the Contracting Officer for each VECP. This decision is final and shall not be subject to the Disputes clause or otherwise subject to litigation under 41 U.S.C. 601-613.
* * * * A rate between 25 and 50 percent set by the Contracting Officer for each VECP. This decision is final and shall not be subject to the Disputes clause or otherwise subject to litigation under 41 U.S.C. 601-613.

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                                         DAAH01-98-C-R075              22 OF 29
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NAME OF OFFEROR OR CONTRACTOR    IRVINE SENSORS CORP
--------------------------------------------------------------------------------

     (g) Calculating net acquisition savings. (1) Acquisition savings are realized when (i) the cost or price is reduced on the instant contact, (ii) reductions are negotiated in concurrent contracts, (iii) future contracts are awarded, or (iv) agreement is reached on a lump-sum payment for future contract savings (see subparagraph (i)(4) below). Net acquisition savings are first realized, and the Contractor shall be paid a share, when Government costs and any negative instant contract savings have been fully offset against acquisition savings.

          (2) Except in incentive contracts, Government costs and any price or cost increases resulting from negative instant contract savings shall be offset against acquisition savings each time such savings are realized until they are fully offset. Then, the Contractor's share is calculated by multiplying net acquisition savings by the appropriate Contractor's percentage sharing rate (see paragraph (f) above). Additional Contract shares of net acquisition savings shall be paid to the Contractor at the time realized.

          (3) If this is an incentive contract, recovery of Government costs on the instant contract shall be deferred and offset against concurrent and future contract savings. The contractor shall share through the contract incentive structure in savings on the instant contract items affected. Any negative instant contract savings shall be added to the target costs or to the target price and ceiling price, and the amount shall be offset against concurrent and future contract savings.

          (4) If the Government does not receive and accept all items on which it paid the Contractor's share, the Contractor shall reimburse the Government for the proportionate share of these payments.

     (h) Contract adjustment. The modification accepting the VECP (or a subsequent modification issued as soon as possible after any negotiations are completed) shall - -

          (1) Reduce the contract price or estimated cost by the amount of instant contract savings, unless this is an incentive contract;

          (2) When the amount of instant contract savings is negative, increase the contract price, target price and ceiling price, target cost, or estimated cost by that amount;

          (3) Specify the Contractor's dollar share per unit on future contracts, or provide the lump-sum payment;

          (4) Specify the amount of any Government costs or negative instant contract savings to be offset in determining net acquisition savings realized from concurrent or future contract savings; and

          (5) Provide the Contractor's share of any net acquisition savings under the instant contract in accordance with the following:

               (i)  Fixed-price contracts- -add to contract price.

               (ii) Cost-reimbursement contracts- -add to contract fee.

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                                        DAAH01-98-C-R075               23 OF 29
--------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR   IRVINE SENSORS CORP
--------------------------------------------------------------------------------

     (i) Concurrent and future contract savings. (1) Payments of the Contractor's share of concurrent and future contract savings shall be made by a modification to the instant contract in accordance with subparagraph (h)(5) above. For incentive contracts, shares shall be added as a separate firm-fixed-price line item on the instant contract. The Contractor shall maintain records adequate to identify the first delivered unit for 3 years after final payment under this contract.

          (2) The Contracting Officer shall calculate the Contractor's share of concurrent contract savings by (i) subcontracting from the reduction in price negotiated on the concurrent contract any Government costs or negative instant contract savings not yet offset and, (ii) multiplying the result by the Contractor's sharing rate.

          (3) The Contracting Officer shall calculate the contractor's share of future contract savings by (i) multiplying the future unit cost reduction by the number of future contract units scheduled for delivery during the sharing period, (ii) subtracting any Government costs or negative instant contract savings not yet offset, and (iii) multiplying the result by the Contractor's sharing rate.

          (4) When the Government wishes and the Contractor agrees, the Contractor's share of future contract savings may be paid in a single lump sum rather than in a series of payments over time as future contracts are awarded. Under this alternate procedure, the future contract savings may be calculated when the VECP is accepted, on the basis of the Contracting Officer's forecast of the number of units that will be delivered during the sharing period. The Contractor's share shall be included in a modification to this contract (see subparagraph (h)(3) above) and shall not be subject to subsequent adjustment..

          (5) Alternate no-cost settlement method. When, in accordance with subsection 48.104-3 of the Federal Acquisition Regulation, the Government and the Contractor mutually agree to use the no-cost settlement method, the following applies:

               (i) The Contractor will keep all the savings on the instant contract and on its concurrent contracts only.

               (ii) The Government will keep all the savings resulting from concurrent contracts placed on other sources, savings from all future contracts, and all collateral savings.

     (j) Collateral savings. If a VECP is accepted, the instant contract amount shall be increased, as specified in subparagraph (h)(5) above, between 20 and 100 percent, as determined by the Contracting Officer, of any projected collateral savings determined to be realized in a typical year of use after subtracting any Government costs not previously offset. However, the Contractor's share of collateral savings shall not exceed (1) the contract's firm fixed-price, target price, target cost, or estimated cost, at the time the VECP is accepted, or (2) $100,000.00, whichever is greater. The Contracting Officer shall be the sole determiner of the amount of collateral savings, and that amount shall not be subject to the Disputes clause or otherwise subject to litigation under 41 U.S.C. 601-613.

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                                      DAAH01-98-C-R075                 24 OF 29
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NAME OF OFFEROR OR CONTRACTOR   IRVINE SENSORS CORP
--------------------------------------------------------------------------------

     (k) Relationship to other incentives. Only those benefits of an accepted VECP not rewardable under performance, design-to-cost (production unit cost, operating and support costs, reliability and maintainability), or similar incentives shall be rewarded under this clause. However, the targets of such incentives affected by the VECP shall not be adjusted because of VECP acceptance. If this contract specifies targets but provides no incentive to surpass them, the value engineering sharing shall apply only to the amount of achievement better than target.

     (l) Subcontracts. The Contractor shall include an appropriate value engineering clause in any subcontract of $!00,000.00 or more and may include one in subcontracts of lesser value. In calculating any adjustment in this contract's price for instant contract savings (or negative instant contract savings), the Contractor's allowable development and implementation costs shall include any subcontractor's allowable development and implementation costs, and any value engineering incentive payments to a subcontractor, clearly resulting from a VECP accepted by the Government under this contract. The Contractor may choose any arrangement for subcontractor value engineering incentive payments; provided, that the payments shall not reduce the Government's share of concurrent or future contract savings or collateral savings.

     (m) Data. The Contractor may restrict the Government's right to use any part of a VECP or the supporting data by marking the follow legend on the affected parts:

     These data, furnished under the Value Engineering clause of contract ________________________________ shall not be disclosed outside the Government or duplicated, used, or disclosed, in whole or in part, for any purpose other than to evaluate a value engineering change proposal submitted under the clause. This restriction does not limit the Government's right to use information contained in these data if it has been obtained or is otherwise available from the Contractor or from another source without limitations."

If a VECP is accepted, the Contractor hereby grants the Government unlimited rights in the VECP and supporting data, except that, with respect to data qualifying and submitted as limited rights technical data, the Government shall have the rights specified in the contract modification implementing the VECP and shall appropriately mark the data. (The terms "Unlimited rights" and "limited rights" are defined in Part 27 of the Federal Acquisition Regulation.)

                                (End of clause)

I-4  CLAUSES INCORPORATED BY REFERENCE
     52.252-2                                             (JUN 1988)

     "This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available."

I-5  DUTY-FREE ENTRY - ADDITIONAL PROVISIONS
     252.225-7010                                         (JUN 1997)

     (a) The requirements of this clause supplement the Duty-Free Entry clause of this contract. Both of these clauses apply to this contract and subcontracts, including purchase orders, that involve supplies to be accorded duty-free entry whether placed - -

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                                        DAAH01-98-C-R075               25 OF 29
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NAME OF OFFEROR OR CONTRACTOR    IRVINE SENSORS CORP
--------------------------------------------------------------------------------

          (1)  Directly with a foreign concern as a prime contract; or

          (2) As a subcontractor purchase order under a contract with a domestic concern.

     (b) The Contractor shall send the notification required by paragraph (b)(1) of the Duty-Free Entry clause of this contract to the Contracting Officer administering this contract.

     (c) In addition to any data required by paragraph (b)(1) of the Duty-Free Entry clause, the Contractor shall furnish the following for all foreign supplies to be imported pursuant to paragraphs (a) or (b) of the Duty-Free Entry clause. Furnish this information to the Contracting Officer administering the prime contracts immediately upon award of any contract or subcontract involving supplies to be accorded duty-free entry.

          (1)  Prime contractor's name, address, and CAGE code;

          (2)  Prime contract number plus delivery order number, if applicable;

          (3)  Total dollar value of the prime contract or delivery order;

          (4)  Expiration date of prime contract or delivery order;

          (5)  Foreign supplier's name and address;

          (6)  Number of the subcontract/purchase order for foreign supplies;

          (7)  Total dollar value of the subcontract for foreign supplies;

          (8)  Expiration date of the subcontract for foreign supplies;

          (9)  List of items purchased; and

          (10) An agreement by the Contractor that duty shall be paid by the Contractor to the extent that such supplies, or any portion (if not scrap or salvage) are diverted to nongovernmental use other than as a result of a competitive sale made, directed, or authorized by the Contracting Officer.

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                                   DAAH01-98-C-R075                   26 OF 29
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NAME OF OFFEROR OR CONTRACTOR                 IRVINE SENSORS CORP
--------------------------------------------------------------------------------

    (d) The Contractor agrees to incorporate the substance of this clause, including this paragraph (d), in any subcontract (including purchase orders) in accordance with paragraph (i) of the Duty-Free Entry clause of this contract. The Contractor agrees that the name and address of the Contracting Officer administering the prime contract (name and address of the contract administration office cognizant of the prime contract and its activity address number (Appendix G of the Defense FAR Supplement)) and the information required by paragraphs (c)(1), (2), and (3) of this clause will be included in applicable subcontracts.

    (e) To properly complete the shipping document instructions as required by paragraph (f) of the Duty-Free Entry clause, the Contractor shall insert Defense Contract Management Area Operations (DCMAO) New York, ATTN: Customs Team, DCMDN-GNIC, 207 New York Avenue, Staten Island, New York, 10305-5013, as the cognizant contract administration office (for paragraph (f) only) in those cases when the shipment is consigned directly to a military installation. When the shipment will be consigned to a location other than a military installation, e.g., a domestic contractor's plant, change the shipping document notation required by paragraph (f) of the clause to insert the name and address of the Contractor, agent or broker that will prepare the customs documentation for execution of the Duty-Free Entry certificates. In either case, the shipping documents will contain the following items in addition to those required by paragraph (f) of the Duty-Free Entry clause:

          (1) Delivery order number on the Government prime contract, if applicable;

          (2) Number of the subcontract/purchase order for foreign supplies, if applicable;

          (3) Activity address number of the contract administration office actually administering the prime contract, e.g., for DCMAO Dayton, DLA8DP.

    (f) Except for shipments consigned to a military installation, the Contractor shall prepare, or authorize an agent to prepare, any customs forms required for the entry into the United States, its possessions, or Puerto Rico of foreign supplies in connection with DoD contracts. The Contractor shall submit the completed customs forms to the District Director of Customs with a copy to DCMAO NY for execution of any required duty-free entry certificates. For shipments containing both supplies which are to be accorded duty-free entry and supplies which are not, the Contractor shall identify on the customs forms those items that are eligible for duty-free entry under the provisions of the Duty-Free Entry clause. Shipments consigned directly to a military installation will be released in accordance with Section 10.101 and 10.102 of the U.S. Customs regulations.

    (g) The Contractor shall ensure that all exterior containers are marked in accordance with paragraph (g) of the Duty-Free Entry clause, including the following additional data - -

          (1)  "UNITED STATES GOVERNMENT, DEPARTMENT OF DEFENSE;" and

          (2) The activity address number for the contract administration office actually administering the prime contract.

                                (End of clause)

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                                     DAAH01-98-C-R075                27 OF 29
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NAME OF OFFEROR OR CONTRACTOR    IRVINE SENSORS CORP
--------------------------------------------------------------------------------

I-6  DECLARATION OF TECHNICAL DATA CONFORMITY
     252.227-7036                                                 (JAN 1997)

     (a) All technical data delivered under this contract shall be accompanied by the following written declaration:

     The Contractor, ______________________________, hereby declares that, to the best of its knowledge and belief, the technical data delivered herewith under Contract No. ____________________________ is complete, accurate, and complies with all requirements of the contract.

     Date:

     Name and Title of Authorized Official

                                (End of clause)

I-7  CERTIFICATION OF REQUESTS FOR EQUITABLE ADJUSTMENT (D.L.97-014)
     252.243-7002                                                     (JUL 1997)

     (a) In accordance with U.S.C. 2410(a), any request for equitable adjustment to contract terms that exceeds the simplified acquisition threshold shall bear, at the time of submission, the following certificate executed by an individual authorized to certify the request on behalf of the Contractor:

I certify that the request is made in good faith, and that the supporting data are accurate and complete to the best of my knowledge and belief.

            _______________________________________
          (Official's Name)


            _______________________________________
          (Title)

    (b) The certification in paragraph (a) of this clause requires full disclosure of all relevant facts, including - -

          (1) Cost or pricing data, if required, in accordance with FAR 15.804-2; and

          (2) Actual cost data and data to support any estimated costs, even if cost or pricing data are not required.

    (c) The certification requirement in paragraph (a) of this clause does not apply to - -

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                                        DAAH01-98-C-R075              28 OF 29
--------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR    IRVINE SENSORS CORP
--------------------------------------------------------------------------------

          (1) Requests for routine contract payments; for example, requests for payment for accepted supplies and services, routine vouchers under a cost-reimbursement type contract, or progress payment invoices; or

          (2)  Final adjustments under an incentive provision of the contract.

    (d) The amount requested shall accurately reflect the contract adjustment for which the Contractor believes the Government is liable. The request shall include only costs for performing the change, and shall not include any costs that already have been reimbursed or that have been separately claimed. All indirect costs included in the request shall be properly allocable to the change in accordance with applicable acquisition regulations.

                                (End of clause)

I-8 CERTIFICATION OF REQUESTS FOR EQUITABLE ADJUSTMENT (FEDERAL REGISTER, VOL 62, NO. 133)

     252.243-7002                                               (JUL 1997)

     (a) In accordance with 10 U.S.C. 2410(a), any request for equitable adjustment to contract terms that exceeds the simplified acquisition threshold shall bear, at the time of submission, the following certificate executed by an individual authorized to certify the request on behalf of the Contractor:

I certify that the request is made in good faith, and that the supporting data are accurate and complete to the best of my knowledge and belief.

             ___________________________________
         (Official's Name)

             ___________________________________
          (Title)

    (b) The certification in paragraph (a) of this clause requires full disclosure of all relevant facts, including - -

          (1) Cost or pricing data, if required, in accordance with FAR 15.804-2; and

          (2) Actual cost data and data to support any estimated costs, even if cost of pricing data are not required.

    (c) The certification requirement in paragraph (a) of this clause does not apply to - -

          (1) Requests for routine contract payments; for example, requests for payment for accepted supplies and services, routine vouchers under a cost-reimbursement type contract, or progress payment invoices) or

          (2)  Final adjustments under an incentive provision of the contract.

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                                      DAAH01-98-C-R075                29 OF 29
--------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR   IRVINE SENSORS CORP
--------------------------------------------------------------------------------

    (d) The amount requested shall accurately reflect the contract adjustment for which the Contractor believes the Government is liable. The request shall include only costs for performing the change, and shall not include any costs that already have been reimbursed or that have been separately claimed. All indirect costs included in the request shall be properly allocable to the change in accordance with applicable acquisition regulations.

                                (End of clause)

         PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS
----------

J-1  INCORPORATION OF SECTIONS K AND L
     52.201-4700                                                     (JUN 1997)

     The following sections of the solicitation will not be distributed with the contract; however, they are incorporated in and form a part of the resultant contract as though furnished in full text therewith:

               SECTION    TITLE

               K Representations, Certifications and Other Statements of Offeror,

               L          Instructions And Conditions, and Notices to Offerors.

J-2  LIST OF ATTACHMENTS AND EXHIBITS

     Attachment/Exhibit ID              Title                                     Date        Number      Transmitted By
     ---------------------              -----                                     ----        ------      --------------
Attachment   001            SOW, "EMBEDDED OPTICAL LINKS FOR COMMUNICATION      1997JUN12
                            BETWEEN THE LAYERS OF STACKED MULTI-CHIP
                            MODULES" (INCORPORATED BY REFERENCE)

Exhibit   A                 CONTRACT DATA REQUIREMENTS LIST, DD FORM 1423       1997SEP04      004

                             Document Summary List

                                      For

                      Small Business Innovation Research

                           Program Solicitation 96.2

                             Topic Number A96-084

                                   Phase II

                          Irvine Sensors Corporation

1.   DI-MGMT-80555        Program Progress Report              30 Mar 88
     (Sequence A001)      (Final Report)                         Cat 1

2.   DI-MGMT-80555        Program Progress Report              30 Mar 88
     (Sequence A002)      (Interim Report)                       Cat 1

3.   DI-MGMT-80555        Program Progress Report              30 Mar 88
     (Sequence A003)      (Commercial Report)                    Cat 1

4.   DI-FNCL-80912        Performance and Cost Report          06 Oct 89
     (Sequence A004)                                             Cat 1

    Tailoring is as follows: Block 10 paragraphs 10.1.1 and 10.2.3. change "month" to "quarter".

  DAAHO1-98-C-R075                                                  EXHIBIT "A
                                                                     PAGE 1 OF 4
--------------------------------------------------------------------------------
            CONTRACT DATA REQUIREMENTS LIST                    Form Approved
                      (1 Data Item)                          OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

A. CONTRACT LINE      B. EXHIBIT                      C. CATEGORY:
 ITEM NO.
                                     A                TDP                  TM               OTHER
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM        E. CONTRACT/PR NO.              F. CONTRACTOR
        SBIR          Phase 11 A96-084                       Irvine Sensors Corporation
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.      2. TITLE OF DATA ITEM           3. SUBTITLE
    A001                  Program Progress Report           Final Report
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data    5. CONTRACT REFERENCE           6. REQUIRING OFFICE
   Acquisition
   Document No.)
   DI-MGMT-80555         Section C                        AMSAM-RD-SE-MT
------------------------------------------------------------------------------------------------------------------------------------
7. DD250 REQ          9. DIST STATEMENT               10. FREQUENCY       12. DATE OF FIRST       14. DISTRIBUTION
                                                                                SUBMISSION
LT                       REQUIRED                          1 TIME              30 Days After EOC
------------------------------------------------------------------------------------------------------------------------------------
8. APP. CODE                B                         11.  AS OF DATE     13. DATE OF SUBSEQUENT
                                                                                     SUBMISSION
N/A                                                           N/A                           N/A   a. ADDRESSEE          b. COPIES
                                                                                                                       -------------
                                                                                                                 Draft      Final
-----------------------------------------------------------------------------------------------                         ------------
16. REMARKS
                                                                                                                         Reg   Repro
                                                                                                                         -----------
Block 9:  Distribution Statement B:  Distribution authorized to U.S. Government agencies
only; Propriety information; Date of determination: 1 Aug 97.  Other requests for this            AMSAM-RD-SE-MT   0     1     0
document shall be referred to US Army Aviation and Missile Command,
ATTN: AMSAM-ACl-RD-AX, Redstone Arsenal, AL 35898-5275.

   Export-Control Act Warning - Required

   All technical documents will be marked:




   WARNING -  This document contains technical data whose export is restricted by the Arms Export Control Act (Title 22, U.S.C., Sec 2751, et seq.) or the Export
   Administration Act of 1979, as amended, Title 50, U.S.C., App. 2401 et seq.
   Violations of these export laws are subject to severe criminal penalties.
   Disseminate in accordance with provisions of DoD Directive 5230.25.



Block 3:  Final Report - Format Specified in Paragraph 5.3 of SBIR Program
Solicitation 96.2.

Block 14:  Regular Copies - This original report shall have the capability of successive generations of high quality resolution copies being reproduced on standard office copying equipment.

   AMSAM-RD-SE-TD-DM CONCUR (Vicki T. Girardi)
   LOG# 970226  No. PAGES  4   REF NO. A001 THRU A004
   NO. LINE ITEM 4            DATE 25 SEP 97
                                                                                                  15. TOTAL        0     1     0
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY          H. DATE              I. APPROVED BY                                                        J.DATE
Jessica H. Jackson           3 Sep 97                                                                                  4 Sept 97
------------------------------------------------------------------------------------------------------------------------------------

  DAAHO1-98-C-R075                                                   EXHIBIT "A
                                                                     PAGE 2 OF 4
--------------------------------------------------------------------------------
          CONTRACT DATA REQUIREMENTS LIST             Form Approved
                  (1 Data Item)                     OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

A. CONTRACT LINE       B. EXHIBIT                       C. CATEGORY:
 ITEM NO.
                                      A                 TDP                  TM           OTHER
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM         E. CONTRACT/PR NO.               F. CONTRACTOR
        SBIR           Phase 11 A96-084                 Irvine Sensors
                                                        Corporation
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.       2. TITLE OF DATA ITEM            3. SUBTITLE
    A002                   Program Progress Report          Interim Report
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data     5. CONTRACT REFERENCE            6. REQUIRING OFFICE
   Acquisition
   Document No.)          Section C                        AMSAM-RD-SE-MT
     DI-MGMT-80555
------------------------------------------------------------------------------------------------------------------------------------
7. DD250 REQ           9. DIST STATEMENT                10. FREQUENCY      12. DATE OF FIRST        14. DISTRIBUTION
                                                                                SUBMISSION
LT                        REQUIRED                            SEMIA             See Block 16
---------------------                                 ------------------------------------------------------------------------------
8. APP. CODE                 B                          11.  AS OF DATE      13. DATE OF SUBSEQUENT
                                                                                    SUBMISSION
N/A                                                             N/A                NLT 15 DARP      a. ADDRESSEE       b. COPIES
                                                                                                                    Draft    Final
---------------------------------------------------------------------------------------------------                        ---------
16. REMARKS                                                                                                              Reg   Repro
                                                                                                     -------------------------------

Block 9:  Distribution Statement B:  Distribution authorized to U.S. Government agencies
only; Propriety information; Date of determination: 1 Aug 97.  Other requests for this               AMSAM-RD-SE-MT  0    1      0
document shall be referred to US Army Aviation and Missile Command, ATTN: AMSAM-ACl-RD-AX,
Redstone Arsenal, AL 35898-5275.

   Export-Control Act Warning - Required

   All technical documents will be marked:




   WARNING -  This document contains technical data whose export is restricted by the Arms Export Control Act (Title 22, U.S.C., Sec 2751, et seq.) or the Export
   Administration Act of 1979, as amended, Title 50, U.S.C., App. 2401 et seq.
   Violations of these export laws are subject to severe criminal penalties.
   Disseminate in accordance with provisions of DoD Directive 5230.25.



Block 12,:  The first reporting period is 180 DAC.  The report is due NLT 15 DARP.


Block 14:  Regular Copies - This original report shall have the capability of successive generations of high quality resolution copies being reproduced on standard office copying equipment.







                                                                                                     15. TOTAL       0    1      0
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY          H. DATE                   I. APPROVED BY                                                      J. DATE
   Jessica H. Jackson         3 Sep 97                                                                                    4 Sept 97
------------------------------------------------------------------------------------------------------------------------------------

  DAAHO1-98-C-R075                                                  EXHIBIT "A
                                                                     PAGE 3 OF 4
           CONTRACT DATA REQUIREMENTS LIST        Form Approved
                  (1 Data Item)                   OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

A. CONTRACT LINE       B. EXHIBIT                       C. CATEGORY:
   ITEM NO.
                                                        TDP                      TM                       OTHER
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM         E. CONTRACT/PR NO.               F. CONTRACTOR
     SBIR              Phase 11 A96-084                 Irvine Sensors
                                                        Corporation
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.       2. TITLE OF DATA ITEM            3. SUBTITLE
     A001              Program Progress Report                  Commercial Report
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data     5. CONTRACT REFERENCE            6. REQUIRING OFFICE
   Acquisition
   Document No.)
     DI-MGMT-80555          Section C                         AMSAM-RD-SE-MT
------------------------------------------------------------------------------------------------------------------------------------
7. DD250 REQ           9. DIST STATEMENT                10. FREQUENCY          12. DATE OF FIRST
                          REQUIRED                                                 SUBMISSION
                                                                                                      14. DISTRIBUTION
LT                                                            ANNLY                 See Block 16
---------------------                                 ------------------------------------------------------------------------------
8. APP. CODE                                            11.  AS OF DATE        13. DATE OF SUBSEQUENT
                                                                                   SUBMISSION
                                 B                                                                                      b. COPIES
N/A                                                             0                    NLT 15 DARP      a. ADDRESSEE
                                                                                                                    Draft    Final
-----------------------------------------------------------------------------------------------------                    -----------
16. REMARKS                                                                                                              Reg   Repro

                                                                                                      -----------------------------
9:  Distribution Statement B:  Distribution authorized to U.S. Government agencies
only; Propriety information; Date of determination: 1 Aug 97.  Other requests for this                AMSAM-RD-SE-MT  0   1      0
document shall be referred to US Army Aviation and Missile Command, ATTN: AMSAM-ACl-RD-AX,
Redstone Arsenal, AL 35898-5275.


   Export-Control Act Warning - Not Required




Block 12:  The first reporting period is 1 year after the start of the contract.  The report is due NLT 15 DARP.




Annual Commercial Reports shall be required from the start of the Phase II contract through
5 years after completion of the Phase II contract, detailing: (1) the revenue from sales of new products or non-R&D services resulting from the SBIR project, (2) the sources and amounts of non-SBIR, non-STTR funding from the Government and/or private sector sources to further develop the SBIR technology and (3) a brief description of the work in progress or the work accomplished.



Block 14:  Regular Copies - This original report shall have the capability of successive generations of high quality resolution copies being reproduced on standard office copying equipment.





                                                                                                      15. TOTAL       0   1      0
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                      H. DATE                      I. APPROVED BY                                       J. Date
    Jessica H. Jackson                    3 Sep 97                                                                         4 Sept 97
------------------------------------------------------------------------------------------------------------------------------------

  DAAHO1-98-C-R075                                                  EXHIBIT "A
                                                                     PAGE 4 OF 4
--------------------------------------------------------------------------------
        CONTRACT DATA REQUIREMENTS LIST          Form Approved
               (1 Data Item)                   OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

A. CONTRACT LINE ITEM NO.     B. EXHIBIT               C. CATEGORY:
                                          A            TDP                 TM                  OTHER
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                E. CONTRACT/PR NO.       F. CONTRACTOR
     SBIR                      Phase 11 A96-084               Irvine Sensors Corporation
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.    2. TITLE OF DATA ITEM              3. SUBTITLE
      A001               Performance and Cost Report
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)           5. CONTRACT REFERENCE            6. REQUIRING OFFICE
               DI-MGMT-80555                                Section C                           AMSAM-RD-SE-MT
------------------------------------------------------------------------------------------------------------------------------------
7. DD250 REQ        9. DIST STATEMENT     10. FREQUENCY     12. DATE OF FIRST SUBMISSION
                       REQUIRED                                                                   14.  DISTRIBUTION
LT                                                                 See Block 16
-------------                       ------------------------------------------------------------------------------------------------
8. APP. CODE                         11.  AS OF DATE           13. DATE OF SUBSEQUENT SUBMISSION
                      B                                                                                            b. COPIES
      N/A                                   N/A                    NLT 15 DARP                    a. ADDRESSEE
------------------------------------------------------------------------------------------------
16. REMARKS                                                                                                          Draft     Final
                                                                                                                           ---------
                                                                                                                           Reg Repro
                                                                                                      ------------------------------

Block 9:  Distribution Statement B:  Distribution authorized to U.S. Government agencies only;
Propriety information; Date of determination: 1 Aug 97.  Other requests for this document              AMSAM-RD-SE-MT  0    1    0
shall be referred to US Army Aviation and Missile Command,
ATTN: AMSAM-ACl-RD-AX, Redstone Arsenal, AL 35898-5275.

   Export-Control Act Warning -  Not Required

Block 12:  The first reporting period is 90 DAC.  The report is due NLT 15 DARP.





Block 14:  Regular Copies - This original report shall have the capability of successive generations of high quality resolution copies being reproduced on standard office copying equipment.







                                                                                                       15. TOTAL       0    1    0
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY              H. DATE                      I. APPROVED BY                                                J.DATE
Jessica H. Jackson               3 Sep 97                                                                                  4 Sept 97
------------------------------------------------------------------------------------------------------------------------------------